UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

HELIX TCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5300 DTC Parkway, Suite 300

Greenwood, CO

(Address of principal executive offices)

(720) 328-5372

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, on May 17, 2017, Helix TCS, Inc. (the “Company”), RSF4, LLC, a Delaware limited liability company (the “Purchaser”), and Helix Opportunities, LLC, a Delaware limited liability company (“Helix LLC” and, together with the Company and the Purchaser, the “Parties”) entered into that certain Series B Preferred Stock Purchase Agreement (the “Initial Series B Purchase Agreement”) whereby the Company conducted an initial closing of the sale of 7,318,084 shares of its Series B Preferred Stock to the Purchaser for the following consideration: (i) the conversion of an outstanding note in the principal aggregate amount of $500,000, and (ii) $1,875,000 in cash. In accordance with the terms of the Initial Series B Preferred Purchase Agreement, the Parties also entered into (i) an Investors Rights Agreement, (ii) a Right of First Refusal and Co-Sale Agreement, and (iii) a Voting Agreement (collectively, the “Series B Financing Agreements”).

Effective July 28, 2017, as contemplated by the Initial Series B Preferred Purchase Agreement, the Parties entered into a second Series B Preferred Stock Purchase Agreement (the “Second Series B Purchase Agreement”) whereby the Company issued and sold to the Purchaser 1,680,000 shares of the Company’s Series B Preferred Stock in exchange for an aggregate cash payment equal to $840,000.00 (the “Subsequent Closing”). Pursuant to the Second Series B Purchase Agreement, the Purchaser expressly waived the satisfaction of any and all terms and conditions contained in the Series B Financing Agreements as they relate to the Subsequent Closing.

The foregoing descriptions of the Initial Series B Purchase Agreement and the Second Series B Purchase Agreement do not purport to be complete and are qualified in their entirety by the full text of the forms of such documents, which are attached as exhibits hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
10.1	Form of Helix TCS, Inc. Series B Preferred Stock Purchase Agreement dated May 17, 2017 (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 22, 2017).
10.2*	Form of Helix TCS, Inc. Second Series B Preferred Stock Purchase Agreement.

* filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: August 2, 2017	By:	/s/ Zachary L. Venegas
Name: Zachary L. Venegas
Title: Chief Executive Officer

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